                                                                  Exhibit 14(b)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints PAUL W. KARR and JOSEPH COOK, or each of them, as his true and lawful attorneys-in fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statements listed on the attached schedule, for AMERICAN GENERAL LIFE INSURANCE COMPANY, THE VARIABLE ANNUITY LIFE INSURANCE COMPANY and THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK which serve as Depositors and AMERICAN HOME ASSURANCE COMPANY which serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws;
(iii) register additional insurance and annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue hereof.


RICHARD HOSKINS                                      Director                 April 28, 2014
-------------------------------
RICHARD HOSKINS

ALEXANDER R. BAUGH                                   Director                 April 28, 2014
-------------------------------
ALEXANDER R. BAUGH

JAMES BRACKEN                                        Director                 April 28, 2014
-------------------------------
JAMES BRACKEN

TIMOTHY D. CARTER                                    Director                 April 28, 2014
-------------------------------
TIMOTHY D. CARTER

JOHN Q. DOYLE                                        Director                 April 28, 2014
-------------------------------
JOHN Q. DOYLE

JEFFREY M. FARBER                                    Director                 April 28, 2014
-------------------------------
JEFFREY M. FARBER

PETER D. HANCOCK                                     Director                 April 28, 2014
-------------------------------
PETER D. HANCOCK

KEVIN T. HOGAN                                       Director                 April 28, 2014
-------------------------------
KEVIN T. HOGAN

-------------------------------                      Director                 April   , 2014
RALPH W. MUCERINO

SID SANKARAN                                         Director                 April 28, 2014
-------------------------------
SID SANKARAN

ROBERT S.H. SCHIMEK                        Director, President and Chief      April 28, 2014
-------------------------------                  Executive Officer
ROBERT S.H. SCHIMEK

-------------------------------                      Director                 April   , 2014
CHRISTOPHER L. SPARRO

-------------------------------                      Director                 April   , 2014
MARK T. WILLIS

JOSEPH COOK                               Senior Vice President and Chief     April 28, 2014
-------------------------------                  Financial Officer
JOSEPH COOK

AMERICAN HOME ASSURANCE COMPANY

GUARANTOR PRODUCT SCHEDULE - 4/29/2014

REGISTRANT NAME                   FILE NOS.
---------------                   ---------
VARIABLE SEPARATE ACCOUNT         333-185797 American Pathway II
811-03859                         333-185798 Polaris
                                  333-185799 Polaris II
                                  333-185831 PolarisAmerica
                                  333-185838 Polaris Platinum II
                                  333-185800 Polaris II Platinum Series
                                  333-185837 Polaris Choice II / Polaris Choice III
                                  333-185818 WM Diversified Strategies
                                  333-185820 WM Diversified Strategies III
                                  333-185815 Polaris Advisor
                                  333-185801 Polaris Protector
                                  333-185816 Polaris Preferred Solution

VARIABLE ANNUITY ACCOUNT ONE      333-185802 ICAP II
811-04296

VARIABLE ANNUITY ACCOUNT TWO      333-185821 Vista Capital Advantage
811-08626

VARIABLE ANNUITY ACCOUNT FOUR     333-185803 Anchor Advisor
811-08874

VARIABLE ANNUITY ACCOUNT FIVE     333-185829 Seasons
811-07727                         333-185804 Seasons Select II
                                  333-185825 Seasons Select
                                  333-185826 Seasons Triple Elite / Seasons Elite
                                  333-185822 Seasons Advisor
                                  333-185824 Seasons Advisor II
                                  333-185828 Seasons Preferred Solution

VARIABLE ANNUITY ACCOUNT SEVEN    333-185806 Polaris Plus
811-09003                         333-185807 Polaris II A-Class
                                             Polaris II A-Class Platinum Series
                                  333-185832 Polaris II Asset Manager

VARIABLE ANNUITY ACCOUNT NINE     333-185834 Ovation
811-21096                         333-185835 Ovation Plus
                                  333-185841 Ovation Advantage
                                  333-185842 Ovation Advisor

FS Variable Separate Account      333-178854 Polaris NY
811-08810                                    Polaris II NY
                                             Polaris II NY - Jones
                                  333-178859 WM Diversified Strategies III NY
                                  333-178857 FSA Advisor
                                  333-178853 Polaris Choice NY
                                             Polaris Choice III NY
                                  333-178855 Polaris II A-Class Platinum Series
                                             NY
                                  333-178850 Polaris Advantage NY

FS Variable Annuity Account One   333-178861 ICAP II NY
811-06313

FS Variable Annuity Account Two   333-178863 Vista Capital Advantage NY
811-08624

FS Variable Annuity Account Five  333-178860 Seasons Triple Elite NY
811-08369                                    Seasons Elite NY
                                  333-178858 Seasons Select II NY Rewards

AGL SEPARATE ACCOUNT A            033-44745 Black, VA, Blue VA, Green VA
811-01491                         033-44744 Orange VA, Yellow VA

AGL SEPARATE ACCOUNT D            033-43390 Generations VA, Variety Plus VA
811-02441                         002-49805 Front End Load, Regular Surr. Charge
                                  333-70667 Platinum Investor VA
                                  333-40637 Select Reserve VA


                               033-57730  WM Advantage VA
                               333-109206 Platinum Investor IVA
                               333-25549  WM Strategic Asset Manager VA

AGL SEPARATE ACCOUNT VA-1
811-07781                      333-102302 The Chairman VA

AGL SEPARATE ACCOUNT VA-2      333-102303 Individual VA Contracts
811-01990
811-01990

AGL SEPARATE ACCOUNT VL-R      333-89897  AG Legacy Plus
811-08561                      333-42567  Platinum Investor I VUL
                               333-90787  Platinum Investor Survivor VUL
                               333-80191  Corporate America VUL
                               333-53909  Legacy Plus VUL (Orig.)
                               333-103361 Platinum Investor II VUL
                               333-43264  Platinum Investor III VUL
                               333-188318 Platinum Investor IV VUL
                               333-129552 Platinum Investor VIP (Orig.)
                               333-109613 Platinum Investor FlexDirector
                               333-82983  Platinum Investor PLUS VUL
                               333-65170  Platinum Investor Survivor VUL
                               333-87307  Platinum Investor Survivor II VUL
                               333-87307  The ONE VUL Solution

AGL SEPARATE ACCOUNT VUL
811-05794                      333-102301 EquiBuilder VUL

AGL SEPARATE ACCOUNT VUL-2     333-102300 EquiBuilder II VUL
811-06366                      333-102299 EquiBuilder III VUL

USL SEPARATE ACCOUNT USL VL-R  333-151575 Income Advantage Select VUL
811-09359                      333-149403 Protection Advantage Select VUL
                               333-137941 Platinum Investor VIP VUL
                               333-105246 Platinum Investor PLUS VUL
                               333-79471  Platinum Investor VUL

USL SEPARATE ACCOUNT USL VA-R
811-09007                      333-63673  Generations VA

VALIC SEPARATE ACCOUNT A       002-32783  GUP & GTS-VA
811-03240                      033-75292  Portfolio Director, Portfolio Director 2
                                          & Portfolio Director Plus
                               333-49232  Potentia
                               002-96223  UIT-981
                               333-124398 Independence Plus VA